                                                                       EXHIBIT E


                                FIFTH AMENDMENT
                                       OF
                             HELLER FINANCIAL, INC.
                        SAVINGS AND PROFIT SHARING PLAN
                        -------------------------------

     WHEREAS, Heller Financial, Inc. (the "Company") maintains the Heller Financial, Inc. Savings and Profit Sharing Plan, as amended and restated effective as of January 1, 1989 (the "Plan") for the benefit of its eligible employees and the eligible employees of its affiliates that adopt the Plan with the Company's consent; and

     WHEREAS, the Plan has previously been amended and further amendment thereof now is considered desirable;

     NOW, THEREFORE, in exercise of the power reserved to the Company by Section
11.2 of the Plan and delegated to the undersigned officer by resolution of the Board of Directors of the Company, the Plan, as previously amended, is further amended in the following particulars, effective as of April 30, 1998:

     1.   By adding the following new sentence to the end of Section 7.7(a):
     "The Plan will permit investment in stock of the Company, and the Committee will be permitted to establish as one of the Investment Funds a fund which consists of Class A Common Stock, par value $0.25, of the Company (the "Heller Stock Fund"). The Committee will be permitted to establish, and then to amend or eliminate, rules limiting the frequency with which Participants may elect into or out of the Heller Stock Fund, or limiting the dollar figure or proportion of his or her aggregate or individual Accounts which may be invested by a Participant in the Heller Stock Fund."

     2.   By substituting the following for Section 8.11 of the Plan:

     "8.11 Form of Payment. Payments under the Plan will be made in cash or, at the direction of the Participant or Beneficiary entitled to payment, in shares of Class A Common Stock, par value $0.25, of the Company ("Company Stock"), if and to the extent the Accounts to be distributed are invested in Company Stock."

     IN WITNESS WHEREOF, the undersigned officer of Heller Financial, Inc. has caused the foregoing amendment to be executed this 30th day of April, 1998.


                                            HELLER FINANCIAL, INC.


                                            By: /s/ Peggi L. Sturm
                                                ------------------------

                                            Its: Vice President
                                                ------------------------



ATTEST


By:
     ------------------------

Its:
     ------------------------

                                       2